EXHIBIT 10.8

  FORMS OF STAY BONUS AGREEMENTS FOR OTHER EXECUTIVE OFFICERS


               STAY BONUS AGREEMENT FOR EMPLOYEES

     THIS STAY BONUS AGREEMENT FOR EMPLOYEES (this "Agreement") is entered into between Continental Airlines, Inc., a Delaware corporation (the "Company") and _________________ ("Employee").

                            Recitals:

     WHEREAS, Air Partners, L.P., its partners and certain affiliates haves entered into an Investment Agreement dated as of January 25, 1998 with Northwest Airlines Corporation and its affiliate (the "Investment Agreement"), which investment agreement provides for the acquisition by an affiliate of Northwest Airlines Corporation of beneficial ownership of the Class A common stock and warrants held by Air Partners, L.P., subject to certain conditions; and

     WHEREAS, the acquisition by an affiliate of Northwest Airlines Corporation of beneficial ownership of the Class A common stock and warrants held by Air Partners, L.P. contemplated by the Investment Agreement (the "Acquisition") will, upon the closing thereof, constitute a Change in Control for purposes of the Company's 1994 Incentive Equity Plan, as amended, and the Company's 1997 Stock Incentive Plan, as amended; and

     WHEREAS, the Human Resources Committee and the Board of Directors of the Company have deemed it advisable and in the best interests of the Company and its stockholders to assure management continuity for the Company and, consistent therewith, have authorized the execution, delivery and performance by the Company of this Agreement;

     NOW THEREFORE, in consideration of the premises, the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Change in Control. The parties agree that the Acquisition will, upon the closing thereof, constitute a Change in Control for purposes of the Company's 1994 Incentive Equity Plan, as amended and the Company's 1997 Stock Incentive Plan, as amended.

2. Payment of Stay Bonus. During the 15 month period commencing with the first month following the date of closing of the Acquisition, the Company shall pay to Employee as a stay bonus an amount in cash of $_____________per month, which payment shall be paid on the last day of each month during such period; provided that Employee remains in the employ of the Company or its subsidiaries during the month in which such payment is made. If Employee's employment terminates during any such month, Company shall pay Employee the stay bonus with respect to such month, pro-rated for the number of days he remained employed by the Company or its subsidiaries during such month. The Company may withhold from all such payments all federal, state, city and other taxes as may be required pursuant to any law or governmental regulation or ruling and all other normal employee deductions made with respect to Company's employees generally.

3. Miscellaneous. Company represents to Employee that the execution, delivery and performance of this Agreement by Company have been duly authorized by all necessary corporate action, that this Agreement has been duly executed and delivered by Company, and that the this Agreement is a legal, valid and binding obligation of Company, enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally. This Agreement shall be governed by the laws of the State of Texas. This Agreement shall be binding upon and inure to the benefit of the Company and any successor to the Company, by merger or otherwise. Except as provided in the preceding sentence, this Agreement and the rights and obligations of the parties hereunder are personal and neither this Agreement nor any right, benefit or obligation of either party hereto shall be subject to voluntary or involuntary assignment, alienation or transfer, whether by operation of law or otherwise, without the prior written consent of the other party. This Agreement shall not affect the rights and obligations of the parties under Employee's employment agreement, if any, with the Company or any subsidiary. Nothing contained herein shall confer upon Employee any right with respect to continuation of employment with the Company or any subsidiary thereof, or interfere in any way with the right of the Company or any subsidiary to terminate Employee's employment at any time. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 14th day of April, 1998.



                                   CONTINENTAL AIRLINES, INC.


                                   By:____________________________
                                   Name: Jeffery A. Smisek
                                   Title: Executive Vice President


                                   EMPLOYEE



                                   ________________________________

              STAY BONUS AGREEMENT FOR EMPLOYEES

     THIS STAY BONUS AGREEMENT FOR EMPLOYEES (this "Agreement") is entered into between Continental Airlines, Inc., a Delaware corporation (the "Company") and ________________ ("Employee").

                            Recitals:

     WHEREAS, Air Partners, L.P., its partners and certain affiliates haves entered into an Investment Agreement dated as of January 25, 1998 with Northwest Airlines Corporation and its affiliate (the "Investment Agreement"), which investment agreement provides for the acquisition by an affiliate of Northwest Airlines Corporation of beneficial ownership of the Class A common stock and warrants held by Air Partners, L.P., subject to certain conditions; and

     WHEREAS, the acquisition by an affiliate of Northwest Airlines Corporation of beneficial ownership of the Class A common stock and warrants held by Air Partners, L.P. contemplated by the Investment Agreement (the "Acquisition") will, upon the closing thereof, constitute a Change in Control for purposes of the Company's 1994 Incentive Equity Plan, as amended, and the Company's 1997 Stock Incentive Plan, as amended; and

     WHEREAS, the Human Resources Committee and the Board of Directors of the Company have deemed it advisable and in the best interests of the Company and its stockholders to assure management continuity for the Company and, consistent therewith, have authorized the execution, delivery and performance by the Company of this Agreement;

     NOW THEREFORE, in consideration of the premises, the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Change in Control. The parties agree that the Acquisition will, upon the closing thereof, constitute a Change in Control for purposes of the Company's 1994 Incentive Equity Plan, as amended and the Company's 1997 Stock Incentive Plan, as amended.

2. Payment of Stay Bonus. During the 15 month period commencing with the first month following the date of closing of the Acquisition, the Company shall pay to Employee as a stay bonus an amount in cash of $ ______________per month, which payment shall be paid on the last day of each month during such period; provided that Employee remains in the employ of the Company or its subsidiaries during the month in which such payment is made. If Employee's employment terminates during any such month, Company shall pay Employee the stay bonus with respect to such month, pro-rated for the number of days he remained employed by the Company or its subsidiaries during such month. In addition, Company agrees to make, in the name of Executive, one or more charitable contributions, on a monthly basis on the last day of each month during such 15 month period, in an aggregate monthly amount of $____________, to such charities (and in such amounts, not to exceed such aggregate monthly amount) as are designated by Executive to Company from time to time in writing; provided that Executive remains in the employ of the Company or its subsidiaries during the month in which such charitable contributions are made. The Company may withhold from all such payments all federal, state, city and other taxes as may be required pursuant to any law or governmental regulation or ruling and all other normal employee deductions made with respect to Company's employees generally.

3. Miscellaneous. Company represents to Employee that the execution, delivery and performance of this Agreement by Company have been duly authorized by all necessary corporate action, that this Agreement has been duly executed and delivered by Company, and that the this Agreement is a legal, valid and binding obligation of Company, enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally. This Agreement shall be governed by the laws of the State of Texas. This Agreement shall be binding upon and inure to the benefit of the Company and any successor to the Company, by merger or otherwise. Except as provided in the preceding sentence, this Agreement and the rights and obligations of the parties hereunder are personal and neither this Agreement nor any right, benefit or obligation of either party hereto shall be subject to voluntary or involuntary assignment, alienation or transfer, whether by operation of law or otherwise, without the prior written consent of the other party. This Agreement shall not affect the rights and obligations of the parties under Employee's employment agreement, if any, with the Company or any subsidiary. Nothing contained herein shall confer upon Employee any right with respect to continuation of employment with the Company or any subsidiary thereof, or interfere in any way with the right of the Company or any subsidiary to terminate Employee's employment at any time. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 14th day of April, 1998.

                                   CONTINENTAL AIRLINES, INC.


                                   By:____________________________
                                   Name: Jeffery A. Smisek
                                   Title: Executive Vice President


                                   EMPLOYEE



                                   ________________________________